SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 23, 2007

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced fourth quarter and  full year results as of December 31, 2006.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated January 23, 2007, announcing the fourth quarter and full year results as of December 31, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: January 23, 2007

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR 2006

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported fourth quarter 2006 net income of $581,000 or $0.03 per diluted share compared to net income of $220,000 or $0.01 per diluted share for the fourth quarter of 2005.  For the full year 2006, the Company reported net income of $2.3 million or $0.11 per diluted share compared to a net loss of $9.1 million or ($0.45) per diluted share for the 2005 year.  Note that for comparative purposes the successful completion of a $10.3 million private placement common stock offering in the third quarter of 2005 provided the Company with the necessary capital to execute a restructuring that strengthened the Company’s balance sheet but caused the full year 2005 loss.  The following table highlights the Company’s financial performance for both the quarters and years ended December 31, 2006 and 2005:

	Fourth Quarter 2006	Fourth Quarter 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

Net income (loss)	$581,000	$220,000	$2,332,000	($9,141,000)
Diluted earnings per share	$ 0.03	$ 0.01	$ 0.11	($ 0.45)

At December 31, 2006, ASRV had total assets of $896 million and stockholders’ equity of $85 million or $3.82 per share.  The Company’s asset leverage ratio improved to 10.54% at December 31, 2006, compared to 10.24% at December 31, 2005.

 Allan R. Dennison, President and Chief Executive Officer, commented on the 2006 results, “Our improved profitability in 2006 shows the benefits of our higher quality balance sheet and our focus on traditional community banking.  The financial performance highlights of the year include significant improvements in asset quality, growth in both loans and deposits, strong earnings from our trust operations, and reduced non-interest expenses.  These positive items provided earnings support against the net interest margin pressure experienced during the year due to the flat to inverted yield curve in 2006. As discussed in our recently released strategic direction statement, AmeriServ Financial’s focus will be to drive continued meaningful earnings improvement in 2007 and move our financial performance metrics closer to industry norms.”

The Company’s net interest income in the fourth quarter of 2006 decreased by $472,000 from the prior year’s fourth quarter but for the full year 2006 increased by $366,000 when compared to 2005.  The fourth quarter decline in both net interest income and net interest margin resulted from the Company’s cost of funds increasing at a faster pace than the earning asset yield.  This resulted from deposit customer preference for higher yielding certificates of deposit and money market accounts due to the inverted yield curve with short-term interest rates exceeding intermediate to longer term rates.  The Company, however, did note that the monthly net interest margin experienced during November and December of 2.93% was the same as the quarterly net interest margin suggesting that the margin may be reaching a point of stabilization after several quarters of contraction.  For the full year 2006, the growth in net interest income reflects the benefits from an increased net interest margin which more than offset a reduced level of earning assets.  Specifically, in 2006 the net interest margin increased by 36 basis points to 3.12% while the level of average earning assets declined by $91 million or 10.4%.  Both of these items reflect the deleverage of high cost debt from the Company’s balance sheet which has resulted in lower levels of both borrowed funds and investment securities.  Wholesale borrowings averaged only 3.9% of total assets in 2006 compared to 15.8% of total assets in 2005 while investment securities as a percentage of total assets has declined from 36.5% to 25.4% during this same period. The Company’s net interest margin also benefited from increased loans in the earning asset mix as total loans outstanding averaged $564 million in 2006, a $39 million or 7.4% increase over 2005. This loan growth was driven by increased commercial and commercial real estate loans. Total deposits averaged $735 million in 2006; a $35 million or 5.0% increase over 2005.  These higher deposits in 2006 were due to increased deposits from the trust company’s operations and increased certificates of deposit as customers have demonstrated a preference for this product due to higher short-term interest rates.

As a result of improved asset quality, the Company was able to reverse a small portion of its allowance for loan losses into earnings in both the fourth quarter of 2006 and the full year 2006.  This loan loss provision benefit amounted to $75,000 in the fourth quarter of 2006 and $125,000 for the full year 2006.  This compares to a zero loan loss provision in the fourth quarter of 2005 and a negative loan loss provision of $175,000 reversed into earnings in the full year 2005.  Non-performing assets decreased to $2.3 million or 0.39% of total loans at December 31, 2006 compared to $4.3 million or 0.78% of total loans at December 31, 2005.  Classified loans have also declined from $20.2 million at December 31, 2005 to $15.2 million at December 31, 2006.   Net charge-offs were also lower in the fourth quarter of 2006 amounting to $135,000 or 0.09% of total loans compared to $292,000 or 0.21% of total loans in the fourth quarter of 2005.  For the year ended December 31, 2006, net charge-offs amounted to $926,000 or 0.16% of total loans compared to net charge-offs of $575,000 or 0.11% of total loans for the 2005 year.    Overall, as a result of the improved asset quality, the allowance for loan losses provided 353% coverage of non-performing assets at December 31, 2006 compared to 212% coverage at December 31, 2005.  The allowance for loan losses as a percentage of total loans amounted to 1.37% at December 31, 2006 compared to 1.66% at December 31, 2005.

The Company’s non-interest income in the fourth quarter of 2006 decreased by $139,000 from the prior year’s fourth quarter but for the full year 2006 increased by $2.6 million when compared to the 2005 year.  Note that in 2005 the Company incurred a $2.5 million loss on investment security sales in conjunction with its balance sheet restructuring.  There were no investment security losses in 2006.  Non-interest income in both the fourth quarter and full year 2006 did benefit from growth in trust revenues as trust fees increased by $390,000 or 6.4% for the full year due to continued successful new business development efforts in both the union and traditional trust product lines.  Over the past year, the fair market value of trust assets has grown by 10.7% to $1.8 billion at December 31, 2006.  Non-interest income for both the fourth quarter and full year 2006 was negatively impacted by lower deposit service charges and other income.  For the 2006 year, deposit service charges decreased by $139,000 due to fewer overdraft fees. Other income declined by $204,000 due to reduced revenues from AmeriServ Associates, a subsidiary that previously provided asset liability management and investment consulting services to smaller community banks, that was closed in the second quarter of 2006 because it no longer fit the Company’s strategic direction.

Total non-interest expense in the fourth quarter of 2006 decreased by $800,000 from the prior year’s fourth quarter and for the full year 2006 declined by $14.7 million when compared to the 2005 year. In the third quarter of 2005, the Company incurred $12.3 million in charges related to FHLB prepayment penalties and interest rate hedge termination costs in conjunction with its balance sheet restructuring.  Additionally in the fourth quarter of 2005, the Company incurred a $210,000 charge to write-off unamortized issuance costs related to the redemption of $7.2 million of high coupon trust preferred securities.  There were no such charges in 2006.  Excluding these special charges, it is apparent that the continuing emphasis on cost rationalization has permitted the Company to achieve meaningful reductions in non-interest expense.  Expense reductions were experienced in all reported non-interest expense line items for the both the fourth quarter and full year 2006 with some of the largest full year reductions occurring in professional fees ($1,034,000), salaries and benefits ($393,000), other expenses ($615,000), equipment expense ($160,000) and FDIC insurance expense ($97,000). The termination of the Memorandum of Understanding earlier in 2006 was a key factor causing the Company to begin realizing expense savings within professional fees, other expenses, and FDIC insurance in the second half of the year.  Also, the loss from discontinued operations declined from $119,000 in 2005 to $0 in 2006 as the Company completed the exit from its mortgage servicing operation in 2005.

The Company recorded an income tax benefit of $19,000 in the fourth quarter of 2006 compared to an income tax expense of $89,000 in the fourth quarter of 2005.  The tax benefit in the fourth quarter of 2006 resulted from the elimination of a $100,000 income tax valuation allowance related to the deductibility of charitable contributions that management determined was no longer needed given the level of taxable income generated by the Company in 2006.  For the full year 2006, the Company recorded an income tax expense of $420,000 which reflects an estimated effective tax rate of approximately 15.3%.  The income tax expense recorded in 2006 compares to a $5.9 million income tax benefit recorded in 2005 as a result of the sizable pre-tax loss incurred last year.

  This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

January 23, 2007

(In thousands, except per share and ratio data)

(All quarterly and 2006 data unaudited)

2006

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$540	$568	$643	$581	$2,332

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.25%	0.26%	0.29%	0.26%	0.27%
Return on average equity	2.59	2.71	3.00	2.66	2.74
Net interest margin	3.20	3.16	3.06	2.93	3.12
Net charge-offs as a percentage of average loans	0.09	0.07	0.39	0.09	0.16
Loan loss provision as a percentage of average loans	-	(0.04)	-	(0.05)	(0.02)
Efficiency ratio	92.68	92.08	91.38	94.34	92.60

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.03	$0.03	$0.03	$0.11
Average number of common shares outstanding	22,119	22,143	22,148	22,154	22,141
Diluted	0.02	0.03	0.03	0.03	0.11
Average number of common shares outstanding	22,127	22,153	22,156	22,161	22,149

2005

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$833	$370	$(10,564)	$220	$(9,141)

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.34%	0.15%	(4.26)%	0.10%	(0.95)%
Return on average equity	3.95	1.75	(49.42)	1.03	(10.77)
Net interest margin	2.75	2.63	2.43	3.21	2.76
Net charge-offs as a percentage of average loans	0.05	0.06	0.11	0.21	0.11
Loan loss provision as a percentage of average loans	-	(0.21)	0.08	-	(0.03)
Efficiency ratio	94.42	96.81	362.60	96.65	143.54

PER COMMON SHARE:
Net income (loss):
Basic	$0.04	$0.02	$(0.53)	$0.01	$(0.45)
Average number of common shares outstanding	19,721	19,726	19,785	22,109	20,340
Diluted	0.04	0.02	(0.53)	0.01	(0.45)
Average number of common shares outstanding	19,760	19,765	19,785	22,123	20,340

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2006 data unaudited)

2006

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$876,393	$887,608	$882,837	$895,992
Investment securities	223,658	210,230	209,046	204,344
Loans	548,466	573,884	580,560	589,435
Allowance for loan losses	9,026	8,874	8,302	8,092
Goodwill and core deposit intangibles	12,031	11,815	11,599	11,382
Deposits	727,987	740,979	743,687	741,755
FHLB borrowings	45,223	43,031	31,949	50,037
Stockholders’ equity	84,336	84,231	86,788	84,684
Trust assets – fair market value (B)	1,669,525	1,679,634	1,702,210	1,778,652
Non-performing assets	4,193	4,625	2,978	2,292
Asset leverage ratio	10.36%	10.54%	10.52%	10.54%
PER COMMON SHARE:
Book value (A)	$3.81	$3.80	$3.92	$3.82
Market value	5.00	4.91	4.43	4.93
Market price to book value	131.26%	129.09%	113.07%	128.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	367	364	369
Branch locations	22	22	21	21
Common shares outstanding	22,140,172	22,145,639	22,150,767	22,156,094

2005

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$996,450	$996,786	$901,194	$880,176
Investment securities	381,124	385,398	253,082	231,924
Loans	527,344	522,437	544,900	550,602
Allowance for loan losses	9,856	9,480	9,435	9,143
Goodwill and core deposit intangibles	12,896	12,680	12,464	12,247
Deposits	725,369	691,740	698,297	712,655
FHLB borrowings	160,388	191,904	90,437	64,171
Stockholders’ equity	83,720	86,267	85,022	84,474
Trust assets – fair market value (B)	1,465,028	1,487,496	1,600,968	1,606,978
Non-performing assets	3,819	3,334	3,323	4,316
Asset leverage ratio	9.77%	9.92%	9.90%	10.24%
PER COMMON SHARE:
Book value	$4.24	$4.37	$3.85	$3.82
Market value	5.61	5.35	4.35	4.38
Market price to book value	132.35%	122.36%	113.07%	114.65%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	394	383	384	378
Branch locations	22	22	22	22
Common shares outstanding	19,722,884	19,729,678	22,105,786	22,112,273

    NOTES:

        (A) Other comprehensive income had a negative impact of $0.29 on book value per share at December 31, 2006.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2006 data unaudited)

2006

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$8,900	$9,155	$9,677	$9,865	$37,597
Total investment portfolio	2,279	2,259	2,218	2,212	8,968
Total Interest Income	11,179	11,414	11,895	12,077	46,565

INTEREST EXPENSE
Deposits	4,026	4,563	5,143	5,500	19,232
All borrowings	861	660	653	681	2,855
Total Interest Expense	4,887	5,223	5,796	6,181	22,087

NET INTEREST INCOME	6,292	6,191	6,099	5,896	24,478
Provision for loan losses	-	(50)	-	(75)	(125)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,292	6,241	6,099	5,971	24,603

NON-INTEREST INCOME
Trust fees	1,641	1,671	1,603	1,604	6,519
Net realized gains on loans held for sale	23	20	26	36	105
Service charges on deposit accounts	627	651	645	638	2,561
Bank owned life insurance	256	260	428	263	1,207
Other income	695	666	545	543	2,449
Total Non-interest Income	3,242	3,268	3,247	3,084	12,841

NON-INTEREST EXPENSE
Salaries and employee benefits	4,815	4,612	4,600	4,642	18,669
Net occupancy expense	655	591	573	591	2,410
Equipment expense	639	631	529	550	2,349
Professional fees	795	859	791	763	3,208
FDIC deposit insurance expense	73	74	22	23	192
Amortization of core deposit intangibles	216	216	216	217	865
Other expenses	1,665	1,794	1,833	1,707	6,999
Total Non-interest Expense	8,858	8,777	8,564	8,493	34,692

INCOME BEFORE INCOME TAXES	676	732	782	562	2,752
Provision (benefit) for income taxes	136	164	139	(19)	420
NET INCOME	$540	$568	$643	$581	$2,332

2005

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$7,954	$8,105	$8,200	$8,688	$32,947
Total investment portfolio	3,737	3,607	3,273	2,301	12,918
Total Interest Income	11,691	11,712	11,473	10,989	45,865

INTEREST EXPENSE
Deposits	2,845	3,188	3,290	3,662	12,985
All borrowings	2,551	2,533	2,725	959	8,768
Total Interest Expense	5,396	5,721	6,015	4,621	21,753

NET INTEREST INCOME	6,295	5,991	5,458	6,368	24,112
Provision for loan losses	-	(275)	100	-	(175)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,295	6,266	5,358	6,368	24,287

NON-INTEREST INCOME
Trust fees	1,472	1,506	1,586	1,565	6,129
Net realized gains (losses) on investment securities available for sale	78	-	(2,577)	-	(2,499)
Net realized gains on loans held for sale	72	83	27	27	209
Service charges on deposit accounts	584	704	723	689	2,700
Bank owned life insurance	250	254	256	257	1,017
Other income	692	633	643	685	2,653
Total Non-interest Income	3,148	3,180	658	3,223	10,209

NON-INTEREST EXPENSE
Salaries and employee benefits	4,751	4,680	4,804	4,827	19,062
Net occupancy expense	668	592	609	683	2,552
Equipment expense	639	622	620	628	2,509
Professional fees	823	938	1,483	998	4,242
FDIC deposit insurance expense	71	69	76	73	289
Amortization of core deposit intangibles	216	216	216	217	865
Prepayment penalties	-	-	12,287	-	12,287
Other expenses	1,775	1,789	2,183	1,867	7,614
Total Non-interest Expense	8,943	8,906	22,278	9,293	49,420

INCOME (LOSS) BEFORE INCOME TAXES	500	540	(16,262)	298	(14,924)
Provision (benefit) for income taxes	(398)	96	(5,689)	89	(5,902)
INCOME (LOSS) FROM CONTINUING OPERATIONS	898	444	(10,573)	209	(9,022)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(65)	(74)	9	11	(119)
NET INCOME (LOSS)	$833	$370	$(10,564)	$220	$(9,141)

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2006 data unaudited)

    Note:  2005 data appears before 2006.

2005

2006

		TWELVE		TWELVE
	4QTR	MONTHS	4QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$540,325	$525,401	$582,165	$564,173
Deposits with banks	816	770	688	706
Federal funds	-	-	248	62
Total investment securities	246,096	351,955	211,747	221,704

Total interest earning assets	787,237	878,126	794,848	786,645

Non-interest earning assets:
Cash and due from banks	21,235	21,449	18,439	18,841
Premises and equipment	8,949	9,365	8,285	8,324
Assets of discontinued operations	821	1,135	-	-
Other assets	63,040	63,401	68,003	68,920
Allowance for loan losses	(9,311)	(9,613)	(8,237)	(8,750)

Total assets	$874,971	$963,863	$881,338	$873,980

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$55,244	$54,695	$59,280	$57,817
Savings	91,324	96,819	75,150	81,964
Money market	166,168	156,932	173,538	172,029
Other time	288,108	284,951	336,089	319,220
Total interest bearing deposits	600,844	593,397	644,057	631,030
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	55,316	78,152	27,910	32,821
Advanced from Federal Home Loan Bank	993	73,924	951	967
Guaranteed junior subordinated deferrable interest debentures	16,525	19,345	13,085	13,085
Total interest bearing liabilities	673,678	764,818	686,003	677,903

Non-interest bearing liabilities:
Demand deposits	110,876	107,018	101,188	104,266
Liabilities of discontinued operations	222	379	-	-
Other liabilities	5,974	6,780	7,310	6,765
Stockholders’ equity	84,221	84,868	86,837	85,046
Total liabilities and stockholders’ equity	$874,971	$963,863	$881,338	$873,980